THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant, independent financial adviser or other professional adviser who, if you are taking advice in Ireland, is authorised or exempted under the Investment Intermediaries Act, 1995 or the Stock Exchange Act, 1995.

This Form of Acceptance should be read in conjunction with the accompanying Offer Document dated 3 February 2003 (the "Offer Document") and, unless the context otherwise requires, terms defined in the Offer Document shall have the same meaning in this Form of Acceptance.

If you have sold or otherwise transferred all of your Riverdeep Shares, you should send this Form of Acceptance together with the accompanying Offer Document, at once to the purchaser or transferee, or to the stockbroker, bank or other agent through or to whom the sale or transfer was effected, for onward transmission to the purchaser or transferee. However, such documents must not be forwarded, distributed or otherwise transmitted in, into or from Australia, Canada, Japan or any other jurisdiction where it would be unlawful to do so.

The Offer is not being made, in or into and may not be accepted in or from Australia, Canada, Japan or any other jurisdiction where it would be unlawful to do so. Riverdeep Shareholders with registered addresses outside Ireland and the United States are referred to paragraph 9 of Part B of Appendix I to the accompanying Offer Document. All persons who may have an obligation to, or may otherwise intend to, forward this Form and the accompanying Offer Document to any jurisdiction outside Ireland and the United States should read the further details in this regard which are contained in paragraph 9 of Part B of Appendix I to the accompanying Offer Document before taking any action. To accept the Offer, holders of Riverdeep ADSs must complete the Letter of Transmittal (rather than this Form of Acceptance) in accordance with the instructions printed on it or comply with the instructions in the Letter of Transmittal applicable to book-entry transfers.

The Partial Share Alternative is being offered solely to the current Riverdeep Securityholders who have no entitlement to renounce it in favour of any third party or third parties. Furthermore, the Partial Share Alternative is not being offered in, and it may not be accepted in or from, any jurisdiction where it would be unlawful to do so or where relevant securities laws would require registration or qualification of Hertal Shares. The Hertal Shares which may be issued pursuant to the Partial Share Alternative have not been, and will not be, admitted to dealing on any recognised investment exchange nor are, or will, they be registered under relevant securities laws and consequently, may not be offered, sold, resold, delivered or transferred, directly or indirectly, in or into any jurisdiction where it would be unlawful to do so except pursuant to an exemption from, or in a transaction not subject to, the applicable requirements of such jurisdictions and not unless any such transfer is exempted from, or complies with, the restrictions on transfer contained in the New Articles, which is a display document (see paragraph 11.1.2 of Appendix IV to the Offer Document). The terms of the New Articles are summarised at paragraph 5 of Part A of Appendix II to the Offer Document. Neither this document nor the Offer Document constitutes an offer to sell to Riverdeep Securityholders or the solicitation of an offer from Riverdeep Securityholders to buy Hertal Shares in any jurisdiction in which such an offer or sale is unlawful. Your attention is drawn to paragraph 6 of Part 2 of the Offer Document which contains a summary of certain risk factors relevant to the Partial Share Alternative.

Goodbody Corporate Finance, which is regulated by the Central Bank of Ireland, is acting exclusively for Hertal and for no one else in connection with the Offer and will not be responsible to anyone other than Hertal for providing the protections afforded to clients of Goodbody Corporate Finance or for providing advice in relation to the Offer, the contents of this Form or any transaction or arrangement referred to herein.

JP Morgan, which is regulated in the United Kingdom by the Financial Services Authority, is acting exclusively for Hertal as financial adviser (within the meaning of the rules of the Financial Services Authority) and for no one else in connection with the Offer or any other matter described herein and will not be responsible to anyone other than Hertal for providing the protections afforded to clients of JPMorgan or for providing advice in relation to the Offer, or any matter described herein.

                   FORM OF ACCEPTANCE ELECTION AND AUTHORITY
                             Recommended Cash Offer
                                       by
                           GOODBODY CORPORATE FINANCE
                                      and
                                J.P. MORGAN PLC
                                  on behalf of
                            HERTAL ACQUISITIONS PLC
                           and (in the United States)
                                       by
                            HERTAL ACQUISITIONS PLC
                                      for
                              RIVERDEEP GROUP PLC

  Acceptances of the Offer must be received by no later than 3.00 p.m. (Irish time), 10 a.m. (New York City time) on 24 February 2003
                     ACTION TO BE TAKEN TO ACCEPT THE OFFER

..  To accept the Offer,  you must  complete this Form of Acceptance by following the instructions set out on pages 2, 3 and 4 and sign it on page 3.
..  If your Riverdeep Shares are in certificated  form, return the duly completed and signed Form of Acceptance, accompanied by your share certificate(s) and/or other document(s) of title by hand (during normal business hours only) or by post (for which purpose a reply-paid addressed envelope is enclosed) to Computershare Investor Services (Ireland) Limited, PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland, as soon as possible, but in any event so as to be received not later than 3.00 p.m. (Irish time), 10.00 a.m. (New York time) on 24 February 2003. No acknowledgement of receipt of documents will be given.
..  If your  Riverdeep  Shares  are in  certificated  form and any of your  share certificate(s) and/or other document(s) of title are held by your bank, stockbroker or other agent you should nevertheless complete, sign and return
   this  Form  of  Acceptance   as  stated  above,   together  with  your  share
   certificate(s) and/or other document(s) of title that you may have available, accompanied by a letter stating that the balance will follow, and they should then be lodged as soon as possible thereafter, as stated above.
..  If your  Riverdeep  Shares  are in  certificated  form and any of your  share
   certificate(s)   and/or  other  documents  of  title  are  lost,  you  should nevertheless complete, sign and return this Form of Acceptance as stated above, together with your share certificate(s) and/or document(s) of title that you may have available, accompanied by a letter stating that you will obtain a letter of indemnity in respect of those which are lost. The letter of indemnity should be lodged as soon as possible thereafter, as stated above.
..  If you are a CREST sponsored  member,  you should refer to your CREST sponsor before completing this Form of Acceptance. If your Riverdeep Shares are held wholly or partly in CREST you should return separate completed and signed Forms of Acceptance as stated above in respect of your CREST and certificated holdings and take the further action set out in paragraph 9 on page 4 of this Form of Acceptance. For this purpose, the Participant ID of the Escrow Agent is RA63, the Member ID of the Escrow Agent is RIVERDEEP and the Form of Acceptance Reference Number of this Form of Acceptance for insertion in the first eight characters of the shared note field on the TTE instruction is shown on page 3 of this Form of Acceptance next to Box 5. You should ensure that the transfer to escrow settles not later than 3.00 p.m. (Irish time), 10.00 a.m. (New York time) on 24 February 2003.
..  All Riverdeep Shareholders who are individuals must sign in the presence of a witness, who must also sign where indicated. If you hold Riverdeep Shares jointly with others, you must arrange for all joint holders to sign this Form of Acceptance.
..  You  should  read  Parts D and E of  Appendix  I to the Offer  Document,  the
   provisions of which are deemed to be incorporated in and form part of this Form of Acceptance.
..  Do not detach any part of this Form of Acceptance.
..  Please see the notes on page 4 of this Form of  Acceptance  for more detailed instructions.
..  If you have any  questions  as to how to  complete  this Form of  Acceptance,
   please  contact  The  Information   Helpline  or  The  Information  Agent  as
   appropriate on the relevant telephone number set out on page 3 of the Offer Document.

                    HOW TO COMPLETE THIS FORM OF ACCEPTANCE

 The provisions of Parts D and E of Appendix I to the Offer Document are deemed to be incorporated in and form part of this Form of Acceptance

1  THE OFFER
To accept the Offer, insert in Box 1 the total number of Riverdeep Shares in respect of which you wish to accept the Offer. You must also sign Box 4 in accordance with the instructions set out below, which will constitute your acceptance of the Offer. If no number or a number greater than your registered holding of Riverdeep Shares is written in Box 1 and you have signed Box 4, you will be deemed to have accepted the Offer in respect of your entire registered holding of Riverdeep Shares. If appropriate, you should also complete Boxes 3, 5, 6, 7 and/or 8.

By accepting the Offer, you will be deemed (unless you insert "NO" in Box 6) to give the warranties in sub-paragraph 1(c) of Part E of Appendix I to the Offer Document.
                                                                   Complete here

2  FULL NAME(S) AND ADDRESS(ES)




3  THE PARTIAL SHARE ALTERNATIVE
To elect for Hertal Shares instead of all or part of the cash receivable under the Offer, you should complete Box 1, and then write in Box 3 the number of Riverdeep Shares for which you wish to elect to receive Hertal Shares rather than cash as consideration. You must sign Box 4 and complete, if appropriate, Box 5, Box 6, Box 7 and/or Box 8. If a number greater than the number of Riverdeep Shares inserted, or deemed to be inserted, in Box 1 is inserted in Box 3, the number inserted in Box 3 shall be deemed to be equal to the number inserted, or deemed to be inserted, in Box 1.

Please refer to sub-paragraph 1(c) of Part E of Appendix I to the Offer Document. If you are unable to give the representations and warranties required by that sub-paragraph you will not be able to elect for the Partial Share Alternative and you will be deemed (regardless of any number you write in Box 3) to have written "none" in Box 3.

The Partial Share Alternative is being offered solely to current Riverdeep Securityholders who have no entitlement to renounce it in favour of any third party or parties.
                                                                   Complete here

4  SIGNATURES
To accept the Offer you must sign Box 4 and, in the case of a joint holding, arrange for ALL joint holders to do likewise. All registered holders, including joint holders, who are individuals must sign Box 4 in the presence of a witness who must also sign Box 4 where indicated. If these instructions are not followed, this Form of Acceptance will be invalid. The witness must be over 18 years of age and should not be another joint holder signing the Form of Acceptance. The same witness may witness the signature of each joint holder. The witness should also print his/her name where indicated.

A body corporate incorporated in Ireland must execute under seal, the seal being affixed and witnessed in accordance with its articles of association or equivalent regulations and in the case of a company incorporated in Ireland in accordance with Section 38 of the Companies Act, 1963 of Ireland. A body corporate incorporated outside Ireland should execute this Form of Acceptance in accordance with the laws of the territory in which the relevant company is incorporated and with the provisions of its articles of association or equivalent regulations. A body corporate incorporated outside Ireland should execute this Form as a deed in accordance with the laws of the territory in which the relevant company is incorporated and with the provisions of its articles of association or equivalent regulations. In all cases the name of the company must be inserted above their signatures.

If the Form of Acceptance is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form of Acceptance on behalf of the registered holder(s). Such person must sign Box 4 in the presence of a witness who must also sign Box 4 where indicated. You should also deliver evidence of your authority in accordance with the notes on page 4 of this Form.
                                                       Complete and witness here


5  PARTICIPANT ID AND MEMBER ACCOUNT ID
If your Riverdeep Shares are held in CREST, you must insert in Box 5 the participant ID and the member account ID under which such shares are held by you in CREST. You must also transfer (or procure the transfer of) the Riverdeep Shares concerned to an escrow balance, specifying in the TTE instruction the participant ID and member account ID inserted in Box 5 and the Form of Acceptance Reference Number of this Form of Acceptance and the other information specified in sub-paragraph 1(d) of Part D of Appendix I to the Offer Document.
                                                                   Complete here

6  OVERSEAS PERSONS

If you are unable to give the warranties and representations required by sub-paragraph 1(c) of Part E of Appendix I to the Offer Document, you must put "NO" in Box 6 and you should read sub-paragraph 1(c) of Part E of Appendix I to the Offer Document. If you do not put "NO "in Box 6 you will be deemed to have given such warranties and representations.
                                                                   Complete here

7  ALTERNATIVE ADDRESS
Complete Box 7 if you wish the consideration and/or other documents to be sent to someone other than the sole or first-named registered holder at the address set out in Box 2 (e.g. your bank manager or stockbroker but not in Australia, Canada or Japan). Box 7 must be completed by holders with registered addresses in Australia, Canada or Japan.
                                                                   Complete here

8  CURRENCY ELECTION
You are entitled to receive the cash due to you for the total number of Riverdeep Shares in respect of which you wish to accept the Cash Offer in Euro or US Dollars. If you want payment of the cash consideration due to you to be paid in Euro, please write "Euro" in Box 8. If you want payment of the cash consideration due to you to be paid in US Dollars, please write "Dollars" in Box
8. If you do not write "Euro" or "Dollars" in Box 8, you will be paid in Euro. The amount of Euro paid to you will be determined by reference to the prevailing US$/(euro)exchange rate on the date the Offer becomes or is declared unconditional in all respects.
                                                                   Complete here

    PLEASE COMPLETE THIS FORM OF ACCEPTANCE AS EXPLAINED ON PAGES 2 AND 4 IN
                                 BLOCK CAPITALS

 The provisions of Parts D and E of Appendix I to the Offer Document are deemed to be incorporated in and form part of this Form of Acceptance

___________________________________________________________________________________________________________________________________
1  TO ACCEPT THE OFFER
                                                                                                        Box 1
                                                                                    ------------------------------------------------
Complete Box 1 (and, if appropriate, Boxes 3, 5, 6, 7 and/or 8) and sign Box 4       Number of Riverdeep Shares in respect of which
in the presence of a witness.                                                                   you are accepting the Offer

                                                                                    ------------------------------------------------

____________________________________________________________________________________________________________________________________
2  FULL NAME(S) AND ADDRESS(ES)


____________________________________________________________________________________________________________________________________
3  TO ELECT FOR THE PARTIAL SHARE ALTERNATIVE
                                                                                                      Box 3
                                                                                    ------------------------------------------------
Complete Box 1 and Box 3 and if appropriate, Boxes 5, 6, 7 and/or 8 and sign Box    Number of Riverdeep Shares in respect of which
4 in the presence of a witness. Please put "NONE" in Box 3 if you are UNABLE to            you are accepting the Partial
give the representations and warranties set out in sub-paragraph 1(c) of Part E                   Share Alternative
of Appendix I to the Offer Document
                                                                                    ------------------------------------------------

____________________________________________________________________________________________________________________________________
4

Execution by individuals                Witnessed by
Signed and delivered by:

_________________________     ______________________________________________      __________________________________________________
Signature                               Signature and name of witness                   Address of witness

________________________      ______________________________________________      __________________________________________________
Signature                               Signature and name of witness                   Address of witness

________________________      ______________________________________________      __________________________________________________
Signature                               Signature and name of witness                   Address of witness
____________________________________________________________________________________________________________________________________
Execution by a company
Signed and delivered by:
*Executed and delivered as a deed by (or if incorporated in Ireland under the common seal of)

____________________________________________________________________________________________________________________________________
Name of company

______________________________     _________________________________________________________________________________________________
Signature of director                   Name of director

______________________________     __________________________________________     __________________________________________________
Signature of director/secretary         Name of director/secretary*                     Affix seal here
*delete as appropriate

____________________________________________________________________________________________________________________________________
5  PARTICIPANT ID AND MEMBER ACCOUNT ID
                                                                                                          Box 5
                                                                                    ------------------------------------------------
Complete this Box only if your Riverdeep Shares are held in CREST                   PARTICIPANT ID_________________________________
                                                                                    MEMBER ACCOUNT ID _____________________________
The Form of Acceptance Reference
Number for this Form of Acceptance
is:_________________________________________________                                ------------------------------------------------

____________________________________________________________________________________________________________________________________
6  OVERSEAS PERSONS                                                                                       Box 6
                                                                                    ------------------------------------------------
Please put "NO" in Box 6 if you are unable to give the warranties and representations relating to overseas shareholders in paragraph 1(c) of Part E of
Appendix I to the Offer Document.                                                   ------------------------------------------------

____________________________________________________________________________________________________________________________________
7  ALTERNATIVE ADDRESS                                                                                   Box 7
                                                                                    ------------------------------------------------
Address outside Australia, Canada or Japan to which consideration and/or other
documents are to be sent if not that set out in Box 2 above.                         Name___________________________________________
                                                                                     Address________________________________________
                                                                                     _______________________________________________
                                                                                     __________________Postcode_____________________
                                                                                    ------------------------------------------------
____________________________________________________________________________________________________________________________________
8  CURRENCY ELECTION
                                                                                     -----------------------------------------------
Please write "Euro" in Box 8 if you wish to receive payment of the cash                                   Box 8
consideration in Euro. Please write "Dollars" in Box 8 if you wish to receive
payment of the cash consideration in US Dollars. If you do not write "Euro" or       -----------------------------------------------
"Dollars" in Box 8, you will receive payment for the cash consideration in Euro.

 FURTHER NOTES REGARDING THE COMPLETION AND LODGING OF THIS FORM OF ACCEPTANCE

In order to be effective, this Form of Acceptance must, except as mentioned below, be signed personally by the registered holder or, in the case of a joint holder, by ALL the joint holders and each individual signature must be independently witnessed. A body corporate incorporated in Ireland must execute under seal, the seal being affixed and witnessed in accordance with its articles of association or equivalent regulations and in the case of a company incorporated in Ireland in accordance with Section 38 of the Companies Act, 1963 of Ireland. A body corporate incorporated outside Ireland should execute this Form of Acceptance in accordance with the laws of the territory in which the relevant company is incorporated and with the provisions of its articles of association or equivalent regulations. A company (other than a company incorporated in Ireland) may either execute under seal, the seal being affixed and witnessed in accordance with its articles of association or other regulations. In order to avoid inconvenience to yourself and delay, the following points may assist you:

1. If a holder is away from home (e.g. abroad or on holiday): send this Form of Acceptance by the quickest means (e.g. air mail) to the holder for execution (provided that such documents may not be forwarded or transmitted, by any means, in or into Australia, Canada, Japan or any other jurisdiction where it would be unlawful to do so) or, if he/she has executed a power of attorney, the attorney should sign the Form of Acceptance and the original power of attorney (or a copy duly certified thereof) must be lodged with this Form of Acceptance for noting (see 7 below). No other signatures are acceptable.

2. If you have sold all, or wish to sell part of, your holding of certificated Riverdeep Shares: if you have sold or transferred all your Riverdeep Shares, you should at once hand this Form of Acceptance together with the accompanying Offer Document and reply paid envelope to the stockbroker, bank, or other agent through whom you made the sale or transfer for onward transmission to the purchaser or transferee. However, such documents may not be distributed, forwarded or transmitted, by any means, in or into Australia, Canada, Japan or any other jurisdiction where it would be unlawful to do so. If your Riverdeep Shares are in certificated form and you wish to sell or otherwise transfer part of your holding of Riverdeep Shares and also wish to accept the Offer in respect of the balance and are unable to obtain the balance certificate in time to deliver it to Computershare Investor Services (Ireland) Limited, PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland, you should ensure that the stockbroker, bank or other agent through whom you make the sale obtains the appropriate endorsement or certification signed on behalf of the registrar of Riverdeep, namely Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland in respect of the balance of your holding of Riverdeep Shares.

3. If the sole holder has died: if grant of probate or letters of administration has/have been registered with Riverdeep (or its registrar), this Form of Acceptance must be signed by the personal representative(s) of the deceased and returned with the share certificate(s) and/or other document(s) of title either by post or by hand (during normal business hours) to Computershare Investor Services (Ireland) Limited, PO Box 954,
     Heron House, Corrig Road, Sandyford, Dublin 18, Ireland. If grant of probate or letters of administration has not/have not been registered with Riverdeep (or its registrar, Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland), the personal representatives or the prospective personal representatives or executors should sign this Form of Acceptance and forward it with the share certificate(s) and/or other document(s) of title. However, grant of probate or letters of administration must be lodged with Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland before the consideration due can be forwarded to the personal representatives or executors. All signatures must be witnessed.

4. If one of the joint-registered holders has died: this Form of Acceptance must be signed by all surviving holders in the presence of a witness and lodged with Computershare Investor Services (Ireland) Limited, PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland with the share certificate(s) (and/or other document(s) of title) and accompanied by the death certificate. However, grant of probate or letters of administration in respect of the deceased holder must be lodged with Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland before the consideration due can be despatched.

5. If your Riverdeep Shares are in certificated form and the share certificate(s)is/are held by your bank, stockbroker or some other agent: if your share certificate(s) and/or other document(s) of title is/are not readily available (but is/are held by your bank, stockbroker or other agent), the completed Form of Acceptance should be lodged with Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland together with a note saying e.g.
     "certificates to follow" and you should arrange for the share certificate(s) and/or other document(s) of title to be forwarded by your bank, stockbroker or other agent as soon as possible thereafter.

6. If your Riverdeep Shares are in certificated form and you have lost any of your share certificate(s): the completed Form of Acceptance and any share certificate(s) which you may have available, should be lodged with Computershare Investor Services (Ireland) Limited, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland accompanied by a letter stating that you have lost one or more of your share certificates. At the same time, you should write to or telephone on + 353 1 216 3100, the registrar of Riverdeep, namely Computershare Investor Services (Ireland) Limited, requesting that a letter of indemnity be sent to you which, when completed in accordance with the instructions given, should be returned by post or by hand (during normal hours) to Computershare Investor Services (Ireland) Limited, PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland.

7. If the form has been signed under power of attorney: the completed Form of Acceptance together with the share certificate(s) and/or other document(s) of title should be lodged with Computershare Investor Services (Ireland) Limited, PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland in the manner set out above accompanied by the original power of attorney (or a copy duly certified thereof). The power of attorney will be noted by Computershare Investor Services (Ireland) Limited and returned as directed.

8. If your name or other particulars are shown incorrectly on the share certificate:

     Incorrect name, e.g.:

     Name on the share certificate(s).................................John Smith

     Correct Name ....................................................John Smith

     The Form of Acceptance should be completed in your correct name and lodged with Computershare Investor Services (Ireland) Limited, PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland in the manner set out above with your share certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person in whose name Riverdeep Shares are registered is one and the same as the person who has signed the Form of Acceptance. If an incorrect address is shown, the correct address should be written on this Form of Acceptance. If you have changed your name, lodge your marriage certificate or deed poll or in the case of a company, a copy of the certificate of incorporation of change of name, with this Form of Acceptance for noting.

9. If your Riverdeep Shares are wholly or partly in CREST: In relation to those of your Riverdeep Shares in CREST you should take the action set out in sub-paragraph 1(d) of Part D of the Offer Document to transfer your Riverdeep Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears on page 3 of this Form of Acceptance) so that such number can be inserted in the TTE instruction.

     If your Riverdeep Shares are held partly in CREST and partly in registered form, you will need to complete a separate Form of Acceptance for each such part of your holding. Additional Forms of Acceptance may be obtained by calling The Information Helpline or The Information Agent as appropriate on the relevant telephone number set out on page 3 of the Offer Document. You should take care to complete the details required by Box 5 of the Form of Acceptance relating to your CREST holding. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance, as only your CREST sponsor will be able to send the necessary TTE instruction to CRESTCo.

The consideration due to you under the Offer cannot be sent to you until all relevant documents have been properly completed and lodged with Computershare Investor Services (Ireland) Limited, by post to PO Box 954, Heron House, Corrig Road, Sandyford, Dublin 18, Ireland, or by hand to Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland. Notwithstanding that no share certificate(s) and/or other document(s) of title is/are delivered with this Form of Acceptance, the Form of Acceptance, if otherwise valid and if accompanied by an appropriate endorsement or certification to the effect that Riverdeep Shares referred to therein are available for acceptance and signed on behalf of the registrar of Riverdeep, namely Computershare Investor Services (Ireland) Limited, will be treated as valid for all purposes.